Exhibit 99.1

FIRST AMENDMENT TO TRANSACTION AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO TRANSACTION AGREEMENT AND PLAN OF MERGER (this “Amendment”) is dated as of June 12, 2014, and is entered into by and between Horizon Pharma, Inc., a Delaware corporation (“Buyer”), and Vidara Therapeutics Holdings LLC, a Delaware limited liability company (“Holdings”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (defined below).

WHEREAS, Holdings, Vidara Therapeutics International Ltd., an Irish private limited company (“Vidara”), Hamilton Holdings (USA), Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Vidara (“U.S. HoldCo”), Hamilton Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of U.S. HoldCo, and Buyer entered into that certain Transaction Agreement and Plan of Merger, dated as of March 18, 2014 (the “Merger Agreement”); and

WHEREAS, Buyer and Holdings desire to amend the Merger Agreement in accordance with its terms.

NOW, THEREFORE, in consideration of the covenants and agreements herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Amendment to Schedule 1 of the Merger Agreement. Schedule 1 of the Merger Agreement is hereby amended by deleting such schedule to the Merger Agreement in its entirety and replacing it with the Amended and Restated Schedule 1 attached hereto as Exhibit A.

2. Effect of Amendment. The Merger Agreement (including Schedule 1) is amended by this Amendment only as specifically provided herein, and the Merger Agreement (including Schedule 1), as so amended, shall continue in full force and effect.

3. Authorization and Validity. Each party to this Amendment hereby represents and warrants to the other party hereto that: (a) such party has all requisite power and authority to execute and deliver this Amendment and (b) the execution and delivery of this Amendment has been duly and validly authorized by all necessary action on the part of such party, and no other proceeding on the part of such party is necessary to approve this Amendment.

4. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each party has caused this Amendment to be duly executed on its behalf by its duly authorized officer, as of the date first written above.

VIDARA THERAPEUTICS HOLDINGS LLC

By:	/s/ Virinder Nohria
Name:	Virinder Nohria
Title:	President

HORIZON PHARMA, INC.

By:	/s/ Timothy P. Walbert
Name:	Timothy P. Walbert
Title:	Chairman, President and Chief Executive Officer

EXHIBIT A

Amended and Restated Schedule 1

AMENDED AND RESTATED SCHEDULE 1

The Reorganization Steps

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Transaction Agreement and Plan of Merger (the “Agreement”) to which this Schedule is attached.

The following are the steps to be undertaken, or caused to be undertaken, by the relevant parties to the Agreement to effect the Reorganization (it being acknowledged and agreed that certain of the steps set forth below may have been completed prior to the date of the adoption of this Amended and Restated Schedule 1 by the parties to the Agreement but that the completion of such steps may not be reflected below):

1.	Step 1: Formation of Non-Resident Irish Company

1.1.	Vidara Therapeutics International Limited (“Vidara”) shall form a new non-resident Irish company that is a tax resident in Bermuda for Irish tax purposes (“NewCo”). For U.S. federal tax purposes, NewCo shall elect status as a disregarded entity effective as of the date of its formation. In furtherance of the foregoing, on March 14, 2014 Vidara formed Aravid Limited, a company incorporated in Ireland under registered number 541061 and resident in Bermuda (“Aravid”).

1.2.	Timing: The actions in this Step 1 shall be completed prior to Step 2.

1.3.	Documents Required for Step 1:

1.3.1.	Companies Registration Office (“CRO”) Form A1 in relation to formation of Aravid;

1.3.2.	Memorandum and Articles of Association of Aravid;

1.3.3.	Board minutes of Aravid on incorporation (meeting to be held in Bermuda); and

1.3.4.	IRS Form 8832 (Entity Classification Election) for Aravid.

2.	Step 2: Sale of Intellectual Property

2.1.	Vidara shall sell, transfer and assign all of its Intellectual Property to Aravid in exchange for the issuance by Aravid to Vidara of an interest-free promissory note with an original principal amount equal to the fair market value of such Intellectual Property (as determined through an independent appraisal). In furtherance of the foregoing, on April 22, 2014 Aravid issued to Vidara an interest-free promissory note in an original principal amount of US $523,600,000 (such note, “IFL Note A”), equal to the appraised value of the transferred Intellectual Property as determined in the valuation report required by Step 2.4.4.

2.2.	All existing Contracts between Vidara and Vidara Therapeutics Research Ltd. (“VTRL”) shall be transferred, assigned and/or novated by Vidara to Aravid.

2.3.	Timing: The actions in this Step 2 shall be completed prior to Step 3.

2.4.	Documents Required for Step 2:

2.4.1.	Asset Transfer Agreement;

2.4.2.	IFL Note A;

2.4.3.	Deed of Assignment/Novation of contracts;

2.4.4.	Valuation Report;

2.4.5.	Board minutes of Vidara (meeting to be held in Bermuda);

2.4.6.	Board minutes of Aravid (meeting to be held in Bermuda); and

2.4.7.	Board minutes of VTRL (meeting to be held in Ireland).

3.	Step 3: Vidara Moves its Tax Residency from Bermuda to Ireland

3.1.	Vidara moves its tax residency from Bermuda to Ireland for Irish tax purposes pursuant to, and in accordance with, applicable Law.

3.2.	Timing: The actions in this Step 3 shall be completed prior to Step 6.

3.3.	Documents Required for Step 3:

3.3.1.	Board minutes of Vidara (meeting to be held in Bermuda);

3.3.2.	Board minutes of Vidara (meeting to be held in Ireland); and

3.3.3.	Irish Revenue form 11F CRO (to be filed within 30 days of commencing activity in Ireland).

4.	Step 4: Formation of Luxembourg SARL and Creation of New Vidara Orphan Structure

4.1.	Luteus Capital Limited, an Irish limited company (“New Vidara”), shall form a Luxembourg SARL (“Lux FinCo”). Lux FinCo shall then form an Irish limited company (“Irish FinCo”), and each of Lux FinCo and Irish FinCo shall elect status as a disregarded entity for U.S. federal tax purposes effective as of the date of its formation.

4.2.	New Vidara to adopt new Memorandum and Articles of Association with share capital divided into common shares (which carry voting rights) and preference shares (with a very small par value and which carry no voting rights).

4.3.	New Vidara to issue one common share to a McCann FitzGerald nominee company, MFSD Nominees Limited (“MFSD Nominee”).

4.4.	All of the shares in New Vidara which are held by Vidara to be converted into preference shares.

4.5.	Timing: The following actions in this Step 4 shall be completed prior to Step 5.

4.6.	Documents Required for Step 4:

4.6.1.	File IRS Forms 8832 (Entity Classification Election) for Lux FinCo and Irish FinCo;

4.6.2.	New memorandum and articles of association of New Vidara;

4.6.3.	Written resolution of New Vidara adopting new memorandum and articles and altering share rights;

4.6.4.	Letter of application for share to be signed by the MFSD Nominee; and

4.6.5.	Board minutes of New Vidara approving the issue of the nominee share to MFSD Nominee.

5.	Step 5: Contribution of U.S. HoldCo to Lux FinCo

5.1.	New Vidara shall contribute all of the issued and outstanding shares of capital stock of Vidara Holdings (USA), Inc. (“U.S. HoldCo”) to Lux FinCo by way of contribution to capital in exchange for additional ordinary shares of capital stock of Lux FinCo.

5.2.	Timing: The following actions in this Step 5 shall be completed prior to Step 6.

5.3.	Documents Required for Step 5:

5.3.1.	Contribution Agreement.

6.	Step 6: Vidara Share Capital Reorganization

6.1.	Vidara shall create a new class of ordinary shares of Vidara denominated in US dollars (the “Vidara Ordinary Shares”) and create additional euro-denominated share capital up to a par value of €40,000 (in anticipation of conversion into a public limited company), such that the aggregate number of Vidara Ordinary Shares authorized to be issued by Vidara shall be sufficient to cover:

6.1.1.	the Merger Consideration to be issued to the Horizon shareholders at Closing;

6.1.2.	the Vidara Ordinary Shares to be issued to Holdings as partial consideration for the transfer of the VTI shares at Step 15;

6.1.3.	a bonus issue of [ ][1] Vidara Ordinary Shares (the “Holdings Retained Bonus Shares”), which, together with the shares at Step 6.1.2 represent Holdings’ agreed shareholding in Vidara post-Closing; and

6.1.4.	a bonus issue of Vidara Ordinary Shares (the “Holdings Redeemable Bonus Shares”) which are to be redeemed at Step 16 for the purpose of delivering cash consideration to Holdings

[1]	To equal 31,350,000 minus the number of Hamilton Ordinary Shares subscribed for by U.S. HoldCo in Step 10.1(a) (with the result expressed as a number of whole Vidara Ordinary Shares).

(such number of shares to be determined following determination of the cash consideration payable at Closing).

6.2.	Vidara issues the Holdings Retained Bonus Shares by way of bonus issue to Holdings using the balance in its revaluation or other reserves.

6.3.	Vidara issues the Holdings Redeemable Bonus Shares by way of bonus issue to Holdings using the balance in its revaluation or other reserves.

6.4.	Holdings shall subscribe for 39,900 euro-denominated ordinary shares of €1.00 each in Vidara (in order to satisfy the Irish company law requirement that a plc has issued share capital of at least €40,000).

6.5.	Timing: The completion of Step 6 must occur prior to the completion of Step 9.

6.6.	Documents Required for Step 6:

6.6.1.	Board minutes of Vidara (meeting to be held in Ireland) in relation to the increase in its authorized share capital, the creation of the US dollar denominated shares and the euro denominated shares;

6.6.2.	Written shareholder resolutions of Vidara in relation to the increase in its authorized share capital, the creation of the US dollar denominated shares and the euro denominated shares;

6.6.3.	CRO Forms B5, G1 and G2 in relation to the above shareholder resolutions and share issuance;

6.6.4.	Board minutes of Vidara (meeting to be held in Ireland) in relation to the existence of sufficient reserves and the creation and issuance of Holdings Retained Bonus Shares and Holdings Redeemable Bonus Shares;

6.6.5.	Supporting accounting information regarding the existence of sufficient reserves;

6.6.6.	Written shareholder resolutions of Vidara in relation to the creation and issuance of the Holdings Retained Bonus Shares and Holdings Redeemable Bonus Shares to Holdings; and

6.6.7.	Revised Memorandum and Articles of Vidara.

7.	Step 7: IFL Note A Split and Formation of New Irish Companies

7.1.	IFL Note A issued by Aravid to Vidara in Step 2.1 shall be repaid in consideration for the issuance by Aravid to Vidara of (a) a non-assignable interest free note in an original principal amount of US $200,000,000 (such note, “IFL Note A-I”) and (b) an assignable euro-denominated interest free note in an original principal amount equal to the then euro equivalent of US $323,600,000 (such note, “IFL Note A-II”).

7.2.	Vidara shall form a new Irish limited company (“New Irish HoldCo”). For U.S. federal tax purposes, New Irish HoldCo shall elect status as a disregarded entity effective as of the date of its formation.

7.3.	Vidara shall form four (4) new Irish limited companies (each, a “New Irish Shelf Company,” and, collectively, the “New Irish Shelf Companies”). For U.S. federal tax purposes, each New Irish Shelf Company shall elect status as a disregarded entity effective as of the date of its formation.

7.4.	Timing: The completion of Step 7 must occur prior to completion of Step 8.

7.5.	Documents Required for Step 7:

7.5.1.	IFL Note A-I;

7.5.2.	IFL Note A-II;

7.5.3.	File IRS Forms 8832 (Entity Classification Election) for New Irish Holdco and each New Irish Shelf Company;

7.5.4.	Board minutes of Aravid in relation to the cancellation of IFL Note A and the issuance of IFL Note A-I and IFL Note A-II (board meeting to be held in Bermuda);

7.5.5.	Board minutes of Vidara in relation to the repayment of IFL Note A and new issue of IFL Note A-I and IFL Note A-II and formation of New Irish HoldCo and New Irish Shelf Companies (board meeting to be held in Ireland);

7.5.6.	CRO Forms A1 in relation to the formation of New Irish HoldCo and New Irish Shelf Companies;

7.5.7.	Initial (incorporation) board minutes of New Irish HoldCo and each New Irish Shelf Company (board meetings to be held in Ireland);

7.5.8.	Memorandum and articles of association of New Irish Holdco;

7.5.9.	Written resolution of New Irish HoldCo adopting new memorandum and articles of association;

7.5.10.	Memorandum and articles of association of each New Irish Shelf Company; and

7.5.11.	Written resolution of each New Irish Shelf Company adopting new memorandum and articles of association.

8.	Step 8: Financial Assistance Whitewash; Execution of Financing Documents

8.1.	Vidara and each of the Irish Companies in the structure shall undertake the procedure specified in the first sentence of Section 5.24 of the Agreement.

8.2.	Following the completion of Step 8.1, upon Buyer’s request and subject to Section 5.20 of the Agreement, Vidara and each of its Subsidiaries shall agree to execute and shall execute any joinder agreements, guarantees and/or other security documents contemplated by the Financing or the Alternative Financing, such documents to be conditioned on the consummation of the Financing or the Alternative Financing, as the case may be.

8.3.	Timing: The completion of Step 8 must occur prior to completion of Step 9.

8.4.	Documents Required for Step 8:

8.4.1.	Board minutes of Vidara in relation to the whitewash (meeting to be held in Ireland);

8.4.2.	Written shareholder resolutions of Vidara in relation to the whitewash;

8.4.3.	Statutory declaration of all/majority of the directors of Vidara in relation to the whitewash;

8.4.4.	Working Capital report for enlarged group;

8.4.5.	CRO Form G1; and

8.4.6.	Form of joinder agreement, guarantee and/or other security document, as applicable.

9.	Step 9: Re-Registration of Vidara as a Public Limited Company

9.1.	Vidara shall re-register as a PLC.

9.2.	Timing: The completion of Step 10 shall occur prior to the Steps 11 to 13.

9.3.	Documents Required for Step 9:

9.3.1.	Board minutes of Vidara in relation to re-registration of Vidara as a public limited company (meeting to be held in Ireland);

9.3.2.	Written shareholder resolutions of Vidara in relation to re-registration as a public limited company;

9.3.3.	Revised Memorandum and Articles of Association of Vidara;

9.3.4.	CRO Form 71;

9.3.5.	Written statement by the auditors of Vidara that in their opinion the relevant balance sheet shows that at the balance sheet date the amount of the company’s net assets was not less than the aggregate of its called up share capital and undistributable reserves;

9.3.6.	Copy of the relevant balance sheet, together with a copy of an unqualified report by the company’s auditors in relation to the balance sheet;

9.3.7.	Statutory declaration in the prescribed form (CRO Form 72) made by a director or the company secretary of Vidara to the effect that:

9.3.7.1.	the special resolutions mentioned in Step 9.3.2 above have been passed and the certain statutory conditions in relation to r-registration have been satisfied; and

9.3.7.2.	between the balance sheet date and the application of the company for re-registration there has been no change in the financial position of the company that has resulted in the amount of the company’s net assets becoming less than the aggregate of its called up share capital and undistributable reserves.

10.	Step 10: Subscription for Vidara Ordinary Shares by U.S. HoldCo and New Vidara

10.1.	U.S. HoldCo shall subscribe for an aggregate number of Vidara Ordinary Shares equal to the sum of (a) [ ][2] Vidara Ordinary Shares plus (b) a portion of the Merger Consideration (the “Primary Shares”)[3], and in exchange, it shall (i) issue to Vidara Note No. 1 in the aggregate initial principal amount of US $250,000,000 and (ii) issue to Vidara Note No. 2 in the aggregate initial principal amount of US $200,000,000 (the aggregate dollar amount of the consideration set forth in clauses (i) and (ii) of this Step 10.1 is referred to herein as the “Aggregate Subscription Consideration”).

10.2.	New Vidara shall subscribe for an aggregate number of Vidara Ordinary Shares equal to the Merger Consideration minus the number of Vidara Ordinary Shares subscribed for by U.S. HoldCo in Step 10.1(b) above (the “Additional Shares”) in exchange for an assignable euro-denominated interest-free note payable, at the option of the issuer, in cash or shares (in such case, for an aggregate value not to exceed the principal amount of the note) (such note, “IFL Note B”).

10.3.	LuxFinCo shall elect status as a corporation for U.S. federal income tax purposes effective the day of Closing, reversing the status it elected in Step 4.1.

10.4.	Timing: The completion of Step 10 shall occur at the Closing contemporaneously with, but immediately prior to, the completion of Steps 11, 12, 13, 14, 15 and 16.

10.5.	Documents Required for Step 10:

10.5.1.	Economic Study;

10.5.2.	Board minutes of Vidara in relation to the issue of Vidara Ordinary Shares (meeting to be held in Ireland);

10.5.3.	Note No. 1;

10.5.4.	Note No. 2;

10.5.5.	IFL Note B;

[2]	To equal the number of Vidara Ordinary Shares contemplated as consideration for VTI in Step 15.1(a), which number shall equal: (1) the product of (a) the value of VTI as of the Closing multiplied by (b) a fraction (i) the numerator of which is the total value of the 31,350,000 Vidara Ordinary Shares at the Closing (the value of each Vidara Ordinary Share determined by reference to the fair market value of a share of Buyer Common Stock as of immediately prior to the Closing) (the “Share Value”) and (ii) the denominator of which is the sum of the Estimated Cash Consideration plus the Share Value; divided by (2) the fair market value of a share of Buyer Common Stock as of immediately prior to the Closing (with the result expressed as a number of whole Vidara Ordinary Shares). The cash component set forth in Step 15.1(b) is determined in a manner consistent with the calculation described in the immediately preceding sentence.
[3]	Such portion to equal (a) (i) the Aggregate Subscription Consideration divided by (ii) the fair market value of a share of Buyer Common Stock as of immediately prior to the Closing minus (b) the number of Vidara Ordinary Shares subscribed for in Step 10.1(a) (with the result expressed as a number of whole Vidara Ordinary Shares).

10.5.6.	Subscription Agreement;

10.5.7.	CRO Form B5 for share issuance;

10.5.8.	Valuation Report; and

10.5.9.	IRS Form 8832 (Entity Classification Election) for LuxFinCo.

11.	Step 11: Issuance by Aravid of Note No. 3 to U.S. HoldCo

11.1.	Subject to its receipt of the Financing or an Alternative Financing, U.S. HoldCo shall make a cash advance of US $200,000,000 to Aravid in exchange for the issuance by Aravid to U.S. HoldCo of Note No. 3 in the aggregate initial principal amount of US $200,000,000.

11.2.	Aravid shall use the cash received in Step 11.1 to repay IFL Note A-I issued by Aravid to Vidara in Step 7.1(a).

11.3.	Timing: The completion of Step 11 shall occur at the Closing contemporaneously with the completion of Steps 10, 12, 13, 14, 15 and 16, but immediately following Step 10 and immediately prior to Steps 12, 13, 14, 15 and 16.

11.4.	Documents Required for Step 11:

11.4.1.	Note No. 3; and

11.4.2.	Board minutes of Aravid approving the receipt of the cash advance of US $200,000,000, the issuance of Note No. 3 and the repayment of IFL Note A-I (board meeting to be held in Bermuda).

12.	Step 12: Contribution by Vidara of Certain Notes and Equity Interests to New Irish HoldCo

12.1.	Vidara shall contribute to New Irish HoldCo, as a contribution to capital, (a) Note No. 1, (b) Note No. 2, (c) IFL Note A-II, (d) IFL Note B and (e) all of the issued and outstanding equity interests of Aravid, New Vidara[4], Vidara Therapeutics Limited and each of the New Irish Shelf Companies.

12.2.	Timing: The completion of Step 12 shall occur at the Closing contemporaneously with the completion of Steps 10, 11, 13, 14, 15 and 16, but immediately following Steps 10 and 11 and immediately prior to Steps 13, 14, 15 and 16.

12.3.	Documents Required for Step 12:

12.3.1.	Contribution Agreement;

12.3.2.	Board minutes of Vidara approving the contributions and execution of the Contribution Agreement (board meeting to be held in Ireland);

[4]	Excluding, for the avoidance of doubt, the common share held by Nominee.

12.3.3.	Board minutes of New Irish HoldCo in relation to the contributions and execution of the Contribution Agreement (board meeting to be held in Ireland); and

12.3.4.	Documentation necessary to claim associated companies relief.

13.	Step 13: Contribution by New Irish HoldCo of Note No. 2 to Aravid

13.1.	New Irish HoldCo transfers Note No. 2 to Aravid in exchange for the issuance by Aravid to New Irish HoldCo of a non assignable euro-denominated interest free note in the initial principal amount equal to the then euro equivalent of US $200,000,000 (such note, “IFL Note C”).

13.2.	Aravid shall offset Note No. 2 (i.e., the note issued by U.S. HoldCo to Vidara in Step 10.1(b)(ii), contributed by Vidara to New Irish Holdco in Step12.1(b) and contributed by New Irish HoldCo to Aravid in Step 13.1) with Note No. 3 (i.e., the note issued by Aravid to U.S. HoldCo in Step 11.1).

13.3.	Timing: The completion of Step 13 shall occur at the Closing contemporaneously with the completion of Steps 10, 11, 12, 14, 15 and 16, but immediately following Steps 10, 11 and 12 and immediately prior to Steps 14, 15 and 16.

13.4.	Documents Required for Step 13:

13.4.1.	Contribution Agreement;

13.4.2.	IFL Note C;

13.4.3.	Board minutes of New Irish HoldCo in relation to the contribution of Note No. 2; (meeting to be held in Ireland) and

13.4.4.	Board minutes of Aravid in relation to the issue of IFL Note C and the offsetting of Note No. 2 with Note No. 3. (meeting to be held in Bermuda)

14.	Step 14: Contribution of Right to Receive Vidara Ordinary Shares by each of U.S. HoldCo and New Vidara to Merger Sub

14.1.	New Vidara contributes its right to receive a number of Vidara Ordinary Shares equal to the Additional Shares to the capital of Lux FinCo by way of renouncing its right to receive such Vidara Ordinary Shares, in exchange for either alphabet shares or ordinary shares of Lux FinCo.

14.2.	Lux FinCo contributes its right to receive a number of Vidara Ordinary Shares equal to the Additional Shares to the capital of U.S. HoldCo by way of renouncing its right to receive such Vidara Ordinary Shares in exchange for additional common shares of capital stock of U.S. HoldCo.

14.3.	U.S. HoldCo contributes its right to receive a number of Vidara Ordinary Shares equal to the Primary Shares and the Additional Shares to the capital of Vidara Merger Sub, Inc. (“Merger

Sub”) by way of renouncing its right to receive such Vidara Ordinary Shares in exchange for additional common shares of capital stock of Merger Sub.

14.4.	Timing: The completion of Step 14 shall occur at the Closing contemporaneously with the completion of Steps 10, 11, 12, 13, 15 and 16, but immediately following Steps 10, 11, 12 and 13 and immediately prior to Steps 15 and 16.

14.5.	Documents Required for Step 14:

14.5.1.	Prepare appropriate documentation for the issuance of alphabet shares by Lux FinCo, if applicable.

15.	Step 15: Transfer of VTI Shares

15.1.	Holdings shall transfer and assign all of the issued and outstanding shares of capital stock of Vidara Therapeutics, Inc. (“VTI”) to U.S. HoldCo in exchange for U.S. Holdco (a) renouncing its right to receive the Vidara Ordinary Shares subscribed for by U.S. Holdco in Step 10.1(a) in favor of Holdings and (b) making a cash payment to Holdings in the amount of US $10,000,000, which amount will be considered part of the Estimated Cash Consideration and Final Cash Consideration paid to Holdings under the Merger Agreement.

15.2.	Timing: The completion of Step 15 shall occur at the Closing contemporaneously with the completion of Steps 10, 11, 12, 13, 14 and 16, but immediately following Steps 10, 11, 12, 13 and 14 and immediately prior to Step 16.

15.3.	Documents Required for Step 15:

15.3.1.	VTI Transfer Agreement.

16.	Step 16: Redemption of Holdings Redeemable Bonus Shares

16.1.	Vidara converts the Holdings Redeemable Bonus Shares to redeemable shares.

16.2.	Vidara approves and files with the CRO accounts showing the existence of distributable reserves at least equal to the amount of the proposed redemption (the “Interim Accounts”).

16.3.	Vidara shall redeem the Holdings Redeemable Bonus Shares for an aggregate amount in cash equal to the cash consideration payable at Closing (the aggregate par value of the Holdings Redeemable Bonus Shares to be equal to or less than such cash amount) out of distributable profits, funded by means of the cash received from Aravid in repayment of IFL Note A-I at Step 11.2 (the “Redemption”), leaving Holdings as the holder of the Vidara Ordinary Shares received from U.S. HoldCo in Step 12, the Holdings Retained Bonus Shares and the 40,000 ordinary shares of €1.00 each that are to be converted into deferred shares in Step 16.

16.4.

Timing: The completion of Step 16 shall occur at the Closing (following determination of the cash consideration payable at Closing) contemporaneously with the completion of 10, 11, 12, 13, 14 and 15, but immediately following Step 15 and the Merger, and once the Vidara Ordinary Shares have been listed on NASDAQ; provided, that cash will not transfer to Holdings for the Redemption until after the Vidara Ordinary Shares have been listed on NASDAQ and the Interim Accounts have been filed with the CRO.

16.5.	Documents Required for Step 16:

16.5.1.	Board minutes of Vidara in relation to the existence of sufficient reserves and the Redemption (meeting to be held in Ireland);

16.5.2.	Written shareholder resolutions of Vidara in relation to the Redemption; and

16.5.3.	CRO forms B7/28 and G1 in respect of redemption and shareholder resolutions.

17.	Step 17: Transfer of Common Share from Nominee to New Irish HoldCo

17.1.	The sole common share in New Vidara (the “Common Share”) is transferred by the MFSD Nominee to New Irish HoldCo for nominal consideration. New Vidara’s share capital is reorganised so that it consists only of common shares by means of converting all other classes of share in its capital to common shares. New Vidara adopts new memorandum and articles of association reflecting this capital structure.

17.2.	Timing: At Closing.

17.3.	Documents Required for Step 17:

17.3.1.	Share transfer form in relation to transfer of the Common Share;

17.3.2.	Board minutes of New Vidara (meeting to be held in Ireland);

17.3.3.	New memorandum and articles of association for New Vidara; and

17.3.4.	Written shareholder resolution of New Vidara adopting the new memorandum and articles of association.

18.	Step 18: Contribution of Note No. 1

18.1.

New Irish Holdco shall transfer Note No. 1 to New Vidara in consideration for the issuance by New Vidara of a note payable on demand of equal value to New Irish HoldCo and such demand note shall then be satisfied by the issuance by New Vidara to New Irish HoldCo of a USD-denominated interest-free note of equal value payable, at the option of New Vidara, in cash or shares (in such case, for an aggregate value not to exceed the principal amount of the note). New Vidara shall then transfer Note No. 1 to Lux FinCo in consideration for the issuance by Lux FinCo of a note payable on demand of equal value to New Vidara and such demand note shall then be satisfied by the issuance by Lux FinCo to New Vidara of a USD-denominated interest-free note of equal value payable, at the option of Lux FinCo, in cash or shares (in such case, for an aggregate value not to exceed the principal amount of the note). Lux FinCo shall then contribute Note No. 1 to Irish FinCo as a contribution to capital. Irish FinCo shall then transfer Note No. 1 to Lux FinCo in consideration for the issuance by Lux FinCo of a note payable on demand of equal value to Irish FinCo and such demand note shall then be satisfied by the issuance by Lux FinCo to Irish FinCo of a USD-denominated interest-free note of equal value payable, at the option of Lux FinCo, in cash or shares (in such case, for an aggregate value not to exceed the principal amount of the note).

18.2.	Timing: At Closing.

18.3.	Documents Required for Step 18:

18.3.1.	Contribution and Transfer Agreements;

18.3.2.	Form of Notes;

18.3.3.	Board minutes of New Irish Holdco (meeting to be held in Ireland);

18.3.4.	Board minutes of Lux FinCo; and

18.3.5.	Board minutes of Irish FinCo (meeting to be held in Ireland).

19.	Step 19: Conversion of Ordinary Euro-Denominated Shares in Vidara held by Holdings into Deferred Shares

19.1.	The 40,000 ordinary shares of €1.00 each in Vidara held by Holdings are automatically converted into deferred shares with no economic value at Closing and will continue to be held by Holdings or transferred to an acceptable party (e.g. the company secretary of Vidara).

19.2.	Timing: At Closing.